Exhibit 10.36


                                 FIRST AMENDMENT
                                       OF
                                CREDIT AGREEMENT

         THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "Amendment"), dated as of February 19, 1998, is by and among LAWYERS TITLE CORPORATION, a Virginia corporation (the "Company"), the several financial institutions party to this Amendment (collectively, the "Banks"; individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, individually and as administrative agent for the Banks (the "Agent").

                                    RECITALS:

         WHEREAS, the Company, the Agent, and the Banks are parties to that certain Revolving Credit Agreement dated as of November 7, 1997 (the "Credit Agreement"); and

         WHEREAS, the Company, the Agent, and the Banks desire to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  Defined  Terms.   Unless  otherwise  defined  herein,   all
capitalized terms used herein shall have the meanings given them in the Credit Agreement.

         SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

                  (a) Article I of the Credit Agreement is amended by adding the following definition in appropriate alphabetical order:

                  ""Net Investment Income" means, with respect to any Insurance Subsidiary at any time, its net investment income for the applicable period as determined in accordance with SAP ("Operations and Investment Exhibit Statement of Income," page 4, line 9 of the Annual Statement)."

                  (b) Section 6.01(e) of the Credit Agreement is amended by deleting the phrase "audited and certified by independent certified public accountants of recognized national standing" appearing in such subsection in its entirety and substituting therefor the phrase "certified by the chief financial officer or other appropriate officer of such Material Insurance Subsidiary having substantially the same authority and responsibility as the chief financial officer and copies of the statutory-basis financial statements of each of the Material Insurance Subsidiaries audited and certified by independent certified public accountants of recognized national standing, as soon as they are available."

                  (c) Section 7.11(c) is amended in its entirety to read as follows:

                           "(c) declare or pay cash dividends to its stockholders and purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash in an aggregate amount for all such dividends, purchases, redemptions and acquisitions not in excess of 25% of Net Income of the Company arising after December 31, 1996 and computed on a cumulative consolidated basis; provided, that immediately after giving effect -------- to such proposed action, no Default or Event of Default would exist; and provided further that solely for purposes of this subsection 7.11(c), there -------- ------------------- shall be excluded from the computation of Net Income the one-time after-tax charge taken by the Company, during the fiscal quarter ending March 31, 1998 not in excess of $15,000,000 related solely to the Stock Acquisition."

                  (d) The Credit Agreement is further amended by deleting Exhibit A attached thereto and substituting therefor Exhibit A attached to this Amendment.

         SECTION 3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the date (the "Effective Date") when the Company, the Agent and the Required Banks (without respect to whether this Amendment has been executed by all Banks) shall have executed and delivered this Amendment.

         SECTION 4. Representations and Warranties of Company. The Company represents and warrants to the Agent and the Banks that:

                  (a) The representations and warranties contained in the Credit Agreement are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

                  (b) No Event of Default or Default has occurred and is continuing.

                  (c) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Company and this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  (d) The execution, delivery and performance of this Amendment does not conflict with or result in a breach by the Company of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Company is a party or is subject.

         SECTION 5.  References to and Effect on the Credit Agreement.

                  (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Banks under the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by the Company, the Agent, and each Bank. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    LAWYERS TITLE CORPORATION

                                    By:    /s/ G. William Evans
                                       -----------------------------------------
                                    Title: Vice President and Treasurer
                                          --------------------------------------

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION,
                                    as Agent

                                    By:     /s/
                                       -----------------------------------------
                                    Title:  Senior Vice President
                                          --------------------------------------

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:  Senior Vice President
                                          --------------------------------------

                                    CRESTAR BANK,
                                    as Documentation Agent and a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    BARNETT BANK, N.A., as Co-Agent and a Bank

                                    By:     /s/ E. Bradley Jones
                                       -----------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    FIRST NATIONAL BANK OF MARYLAND, as
                                    Co-Agent and a Bank

                                    By:     /s/ Robert M. Beaver
                                       -----------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    FLEET NATIONAL BANK, as Co-Agent and a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    SUN TRUST BANK, CENTRAL FLORIDA,
                                    NATIONAL ASSOCIATION, as Co-Agent and a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    UNION BANK OF CALIFORNIA, N.A., as Co-Agent and a Bank

                                    By:     /s/ Douglas S. Lambell
                                       -----------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    COMERICA BANK, as a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    FIRST UNION NATIONAL BANK, as a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    MELLON BANK, N.A., as a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:  Assistant Vice President
                                          --------------------------------------

                                    NATIONSBANK OF TEXAS, N.A., as a Bank

                                    By:     /s/ D. Keith Thompson
                                       -----------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION, as a Bank

                                    By:     /s/
                                       -----------------------------------------
                                    Title:  Assistant Vice President
                                          --------------------------------------

                                    EXHIBIT A


                            LAWYERS TITLE CORPORATION
                       COMPLIANCE CERTIFICATE CALCULATIONS

7.15     Minimum Statutory Surplus

Lawyers Title Insurance Corporation
-----------------------------------

(1)      Statutory Surplus as Regards Policyholders at September 30, 1997
         $_____________

(2)      Covenant Requirement [.80 x (1)]
         $_____________

(3)      Surplus as Regards Policyholders, Current Period
         $_____________

Compliance Requirement: (3) must be greater than or equal to (2)                        ______
[yes/no]

Commonwealth Land Title Insurance Company

(4)      Statutory Surplus as Regards Policyholders at September 30, 1997
         $_____________

(5)      Covenant Requirement [.80 x (4)]
         $_____________

(6)      Surplus as Regards Policyholders, Current Period
         $_____________

Compliance Requirement: (6) must be greater than or equal to (5)                        ______
[yes/no]

7.16     Debt to Total Capitalization Ratio

(7)      Covenant Requirement:

         (a) Fiscal Year ending December 31, 1998                                       40%
         (b) Fiscal Year ending December 31, 1999                                       37.5%
         (c) Fiscal Year ending December 31, 2000                                       35%
         (d) Fiscal Year ending December 31, 2001                                       32%
         (e) Any Fiscal Year ending after December 31, 2001                             30%



                                      -7-

(8)      Depending on Fiscal Year select appropriate Covenant requirement
         from (7) above:                                                                _____

(9)      Consolidated Debt
         $___________

(10)     Shareholders' Equity
         $___________

(11)     Total Capitalization [(9) + (10)]
         $___________

(12)     Debt to Total Capitalization Ratio [((9) / (11)) x 100]
         ____________

Compliance Requirement: (8) must be greater than (12)                                   ______
[yes/no]

7.17     Debt Service Coverage Ratio

(13)     Covenant Requirement                                                           2.25:1.00

(14)     Maximum Dividend Availability from Lawyers Title Insurance
         Corporation
         [The lesser of 14(b) and 14(c)]                                                $___________

         (a)      Statutory Capital, as of the end of the most
                  recent calendar year                                                  $___________

         (b)      10% of Statutory Capital [14(a) x .10]                                $___________

         (c)      Net Income less Capital Gains for rolling four
                  quarter period just ended                                             $___________

(15)     Maximum Dividend Availability from Commonwealth Land
         Title Insurance Company
         [The greater of 15(b) and 15(c)]                                               $___________

         (a)      Statutory Capital, as of the end of the most
                  recent calendar year                                                  $___________

         (b)      10% of Statutory Capital [15(a) x .10]                                $___________

         (c)      Net Income for rolling four quarter period just ended                 $___________



                                      -8-

(16)     Maximum Dividend Availability from Transnation Title
         Insurance Company
         [The lesser of 16(b) and 16(c)]                                                $___________

         (a)      Statutory Capital, as of the end of the most
                  recent calendar year                                                  $___________

         (b)      10% of Statutory Capital [16(a) x .10]                                $___________

         (c)      Net Investment Income for rolling four quarter period
                  just ended                                                            $___________

(17)     Cash Dividends paid by non Insurance Subsidiaries of the
         Company during rolling four quarter period just ended                          $___________

(18)     Income before equity in undistributed income of Subsidiaries
         (without duplication of 14, 15, or 16, as applicable and 17) for
         the rolling four quarter period just ended                                     $___________

(19)     Total Interest Expense for rolling four quarter period just ended              $___________

(20)     Interest Tax Shield [(19) x actual marginal federal income tax rate]           $___________

(21)     Tax-Deductible Goodwill Amortization for rolling four quarter period
         just ended                                                                     $___________

(22)     Goodwill Tax Shield [(21) x actual marginal federal income tax rate]           $___________

(23)     Cash Flow Available to pay Total Interest Expense [(14) + (15) + (16) +
         (17) + (18) + (20) + (22)]                                                     $___________

(24)     Debt Service Coverage Ratio [(23) / (19)]                                      $___________

Compliance Requirement: (24) must be greater than (13)                                  $___________





                                      -9-